AS FILED WITH THE SEC ON ____________________.    REGISTRATION NO. 33-49994

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________

                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 13

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

                              __________________

               PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (800) 778-2255
         (Address and telephone number of principal executive offices)

                             __________________

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                    (Name and address of agent for service)

                                    Copy to:
                               JEFFREY C. MARTIN
                                 SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                              __________________


It is proposed that this filing will become effective (check appropriate space):


     [_] immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
            -----------
               (date)
     [_] 60 days after filing pursuant to paragraph (a) of Rule 485

     [_] on ________________________ pursuant to paragraph (a) of Rule 485
                  (date)

                             CROSS REFERENCE SHEET
                         (as required by Form N-8B-2)

N-8B-2 ITEM NUMBER              LOCATION
------------------              --------


          1.                    Cover Page

          2.                    Cover Page

          3.                    Not Applicable

          4.                    Sale of the Contract and Sales Commissions

          5.                    Pruco Life PRUVIDER Variable Appreciable Account

          6.                    Pruco Life PRUVIDER Variable Appreciable Account

          7.                    Not Applicable

          8.                    Not Applicable

          9.                    Litigation

         10. Brief Description of the Contract; Short-Term Cancellation Right or "Free-Look"; Transfers; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Paid-Up Insurance Option; The Fixed-Rate Option; Voting Rights

         11. Brief Description of the Contract; Pruco Life PRUVIDER Variable Appreciable Account

         12.                    Cover Page; Brief Description of the Contract;
                                Flexible Portfolios; Sale of the Contract and Sales Commissions

         13.                    Brief Description of the Contract; Premiums;
                                Allocation of Premiums; Contract Fees and
                                Charges; Reduction of Charges for Concurrent
                                Sales to Several Individuals; Sale of the
                                Contract and Sales Commissions

         14. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

         15.                    Brief Description of the Contract; Premiums;
                                Allocation of Premiums; Transfers; General
                                Information About Pruco Life PRUVIDER Variable Appreciable Account, and The Fixed Rate Option

         16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

N-8B-2 ITEM NUMBER              LOCATION
------------------              --------

         17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid

         18. Pruco Life PRUVIDER Variable Appreciable Account; How the Contract Fund Changes with Investment Experience

         19.                    Reports to Contract Owners

         20.                    Not Applicable

         21.                    Contract Loans

         22.                    Not Applicable

         23.                    Not Applicable

         24.                    Other Standard Contract Provisions

         25.                    Brief Description of the Contract

         26. Brief Description of the Contract; Contract Fees and Charges

         27.                    Brief Description of the Contract

         28. Brief Description of the Contract; Directors and Officers of Pruco Life

         29.                    Brief Description of the Contract

         30.                    Not Applicable

         31.                    Not Applicable

         32.                    Not Applicable

         33.                    Not Applicable

         34.                    Not Applicable

         35.                    Brief Description of the Contract

         36.                    Not Applicable

         37.                    Not Applicable

         38.                    Sale of the Contract and Sales Commissions

         39.                    Sale of the Contract and Sales Commissions

         40.                    Not Applicable

         41.                    Sale of the Contract and Sales Commissions

         42.                    Not Applicable

N-8B-2 ITEM NUMBER              LOCATION
------------------              --------

       43.                      Not Applicable

       44. Brief Description of the Contract; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary

       45.                      Not Applicable

       46. Brief Description of the Contract; Pruco Life PRUVIDER Variable Appreciable Account

       47.                      Pruco Life PRUVIDER Variable Appreciable Account

       48.                      Not Applicable

       49.                      Not Applicable

       50.                      Not Applicable

       51.                      Not Applicable

       52.                      Not Applicable

       53.                      Tax Treatment of Contract Benefits

       54.                      Not Applicable

       55.                      Not Applicable

       56.                      Not Applicable

       57.                      Not Applicable

       58.                      Not Applicable

       59. Financial Statements; Financial Statements of Pruco Life PRUvider Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and
                                Subsidiaries

                                    PART I

                      INFORMATION REQUIRED IN PROSPECTUS

                             PRUVIDER VARIABLE(SM)
                        APPRECIABLE LIFE(R) INSURANCE



                                   PROSPECTUS



                        THE PRUCO LIFE PRUVIDER VARIABLE
                              APPRECIABLE ACCOUNT

                                  MAY 1, 2000



                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 2000

PRUCO LIFE INSURANCE COMPANY
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUVIDER(SM)
VARIABLE APPRECIABLE LIFE(R)
INSURANCE CONTRACT

This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name PRUVIDER(SM) Variable APPRECIABLE LIFE(R) Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

AS OF MAY 1, 1999, PRUCO LIFE NO LONGER OFFERED THESE CONTRACTS FOR SALE.

You, the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

 .    Invest in either one or both of two available variable investment options of the Pruco Life PRUVIDER Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"): the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO. Pruco Life may add additional variable investment options in the future.

 .    Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate.
     Pruco Life will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life may add additional options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          PRUCO LIFE INSURANCE COMPANY
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                           Telephone: (800) 778-2255

PRUVIDER is a service mark of Prudential.
APPRECIABLE LIFE is a registered mark of Prudential.

                               TABLE OF CONTENTS

                                                                                                                                Page
INTRODUCTION AND SUMMARY........................................................................................................   1
 Brief Description of the Contract..............................................................................................   1
 Charges........................................................................................................................   1
 Premium Payments...............................................................................................................   2
 Lapse and Guarantee Against Lapse..............................................................................................   3
 Refund.........................................................................................................................   3

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT, THE VARIABLE
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, AND THE FIXED-RATE OPTION......................................................   4
 Pruco Life Insurance Company...................................................................................................   4
 Pruco Life PRUvider Variable Appreciable Account...............................................................................   4
 The Prudential Series Fund, Inc................................................................................................   5
 Voting Rights..................................................................................................................   5
 The Fixed-Rate Option..........................................................................................................   6

DETAILED INFORMATION FOR CONTRACT OWNERS........................................................................................   6
 Contract Fees and Charges......................................................................................................   6
 Requirements for Issuance of a Contract........................................................................................   9
 Short-Term Cancellation Right or "Free-Look"...................................................................................   9
 Reduction of Charges for Concurrent Sales to Several Individuals...............................................................  10
 Contract Date..................................................................................................................  10
 Premiums.......................................................................................................................  10
 Allocation of Premiums.........................................................................................................  11
 Transfers......................................................................................................................  12
 How the Contract Fund Changes with Investment Experience.......................................................................  12
 How a Contract's Death Benefit Will Vary.......................................................................................  12
 Withdrawal of Excess Cash Surrender Value......................................................................................  13
 Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums...............................................  13
 Contract Loans.................................................................................................................  15
 Surrender of a Contract........................................................................................................  15
 Lapse and Reinstatement........................................................................................................  15
 Paid-Up Insurance Option.......................................................................................................  16
 Reduced Paid-Up Insurance Option...............................................................................................  17
 When Proceeds Are Paid.........................................................................................................  17
 Living Needs Benefit...........................................................................................................  17
 Reports to Contract Owners.....................................................................................................  18
 Tax Treatment of Contract Benefits.............................................................................................  18
 Riders.........................................................................................................................  20
 Legal Considerations Relating to Sex-Distinct Premiums and Benefits............................................................  20
 Other Standard Contract Provisions.............................................................................................  20
 Paying Premiums by Payroll Deduction...........................................................................................  21
 Sale of the Contract and Sales Commissions.....................................................................................  21
 State Regulation...............................................................................................................  21
 Experts........................................................................................................................  21
 Litigation and Regulatory Proceedings..........................................................................................  22
 Additional Information.........................................................................................................  22
 Financial Statements...........................................................................................................  22

DIRECTORS AND OFFICERS OF PRUCO LIFE............................................................................................  23

FINANCIAL STATEMENTS OF THE PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT....................................................  A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES..............................................  B1

                           INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES ONLY AN OVERVIEW OF THE MORE SIGNIFICANT PROVISIONS OF THE CONTRACT. WE PROVIDE FURTHER DETAIL IN THE SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT.

As of May 1, 1999, Pruco Life no longer offered these Contracts for sale.

BRIEF DESCRIPTION OF THE CONTRACT

The Pruco Life PRUVIDER Variable APPRECIABLE LIFE Insurance Contract (the "Contract") is a form of flexible premium variable life insurance. It was issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"). It is based on a Contract Fund, the value of which changes every business day. The Contract Fund represents the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. There is a surrender charge if you decide to surrender the Contract during the first 10 Contract years.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You choose whether to invest in one or both variable investment options and/or the fixed-rate option. Whenever you pay a premium, Pruco Life first deducts certain charges and, except for amounts allocated to the fixed-rate option, puts the remainder - the "net premium" - into the Account. The money allocated to each variable investment option is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment adviser. The two Series Fund portfolios -- the CONSERVATIVE BALANCED PORTFOLIO and the FLEXIBLE MANAGED PORTFOLIO -- differ in the amount of risk associated with them and are described in more detail on page 5.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantee against lapse (see LAPSE AND REINSTATEMENT, page 15) and possibly may result in adverse tax consequences.
See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

CHARGES

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated variable investment option[s] and the fixed-rate option. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 6. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:

________________________________________________________________________________
                                PREMIUM PAYMENT
________________________________________________________________________________

________________________________________________________________________________
                    .    less charge for taxes attributable to premiums
                    .    less $2 processing fee

________________________________________________________________________________

________________________________________________________________________________
                            INVESTED PREMIUM AMOUNT

     .    To be invested in one or a combination of:
          .    The Conservative Balanced Portfolio
          .    The Flexible Managed Portfolio
          .    The fixed-rate option
________________________________________________________________________________

     ---------------------------------------------------------------------------
                                 DAILY CHARGES

     . We deduct management fees and expenses from the Series Fund assets. The total expenses of each portfolio for the year 1999, expressed as a percentage of the average assets during the year, are as follows:

          Portfolios            Conservative Balanced      Flexible Managed
          Advisory Fee                  0.55%                    0.60%
          Other Expenses                0.02%                    0.02%
          Total Expenses                0.57%                    0.62%

     . We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the assets of the variable investment options.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                MONTHLY CHARGES

     . We deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.
     . We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
     . We reduce the Contract Fund by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.
     . We deduct a charge for anticipated mortality. The maximum charge is based on the non-smoker/smoker 1980 CSO Tables.
     . If the Contract includes riders, we deduct rider charges from the Contract Fund.
     . If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                          POSSIBLE ADDITIONAL CHARGES

     . During the first 10 years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been inforce for more than five years.
     . During the first 10 years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
     . We assess an administrative processing charge of up to $15 for each withdrawal of excess cash surrender value.
     ---------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend to, and have the financial capability to, keep it for a substantial period.

PREMIUM PAYMENTS

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero.

The amount of the Scheduled Premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

LAPSE AND GUARANTEE AGAINST LAPSE

Pruco Life's PRUVIDER Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:

 .    Pruco Life guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and, at least the face amount of insurance will be paid upon the death of the insured. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.

 .    If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUVIDER Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the cash surrender value under several options.

REFUND

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK", page 9.

                              __________________

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC.

                GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                         COMPANY, PRUCO LIFE PRUVIDER
                  VARIABLE APPRECIABLE ACCOUNT, THE VARIABLE
                      INVESTMENT OPTIONS AVAILABLE UNDER
                                THE CONTRACT,
                           AND THE FIXED-RATE OPTION

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, Prudential's Board of Directors authorized management to take preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts, and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT

We have established a separate account, the Pruco Life PRUvider Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on July 10, 1992 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.


There are currently two variable investment options within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. We may add additional variable investment options in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contracts and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential and PIC are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CONTRACT FEES AND CHARGES, page 6.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     (1)  changes in state insurance law;
     (2)  changes in federal income tax law;
     (3) changes in the investment management of any portfolio of the Series Fund; or
     (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

THE SERIES FUND HAS A SEPARATE PROSPECTUS THAT IS PROVIDED WITH THIS PROSPECTUS. YOU SHOULD READ THE SERIES FUND PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE ASSETS TO THE VARIABLE INVESTMENT OPTIONS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE SERIES FUND PORTFOLIOS WILL BE MET.

Listed below are the available portfolios of the Series Fund and their investment objectives:

 . CONSERVATIVE BALANCED PORTFOLIO. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio is appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio.

 . FLEXIBLE MANAGED PORTFOLIO. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio is appropriate for an investor desiring diversification, who is willing to accept a relatively high level of loss, in an effort to achieve greater appreciation.

VOTING RIGHTS

We are the legal owner of the shares in the Series Fund. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Pruco Life's general account. Pruco Life's general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year (see Contract Date on page 10); thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract. The term Monthly Date means the day of each month that is the same as the Contract Date.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 12. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 17.

                   DETAILED INFORMATION FOR CONTRACT OWNERS

CONTRACT FEES AND CHARGES

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we use the terms "maximum charge" and "current charge."
The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that we are now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

DEDUCTIONS FROM PREMIUMS


(a) Pruco Life deducts a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes which depend on the state in which you live. The tax rate varies from state to state, generally ranging from 0.75% to 5% (but in some instances may exceed 5%) of the premium received by Pruco Life. The amount charged may be more than Pruco Life actually pays. The second part is a charge for federal income taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1999, 1998, and 1997, we received a total of approximately $1,341,000, $1,571,427, and $1,668,969, respectively, in charges for taxes attributable to premiums.


(b) Pruco Life deducts a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1999, 1998, and 1997, we received a total of approximately $1,172,000, $1,244,849, and $1,239,689, respectively, in processing charges.


DEDUCTIONS FROM PORTFOLIOS

Pruco Life deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.

We pay expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) out of the portfolio's income. These expenses also vary by portfolio. The total expenses of each portfolio for the year 1999, expressed as a percentage of the average assets during the year, are as follows:

          -------------------------------------------------------------------
                                     ADVISORY         OTHER        TOTAL
             PORTFOLIO                 FEE           EXPENSES     EXPENSES
          -------------------------------------------------------------------
          Conservative Balanced       0.55%           0.02%         0.57%
          Flexible Managed            0.60%           0.02%         0.62%
          -------------------------------------------------------------------

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day Pruco Life deducts a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.9%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 1999, 1998, and 1997, we received a total of approximately $2,176,000, $2,044,132, and $1,776,910, respectively, in mortality and expense risk charges.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) Pruco Life deducts a sales charge, often called a "sales load", to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium." The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.

     There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described under SURRENDER OR WITHDRAWAL CHARGES, page 8. During 1999, 1998, and 1997, we received a total of approximately $2,612,000, $3,192,589, and $3,998,082, respectively, in sales load charges.

(b) Pruco Life deducts a charge of not more than $0.01 per $1000 of face amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1999, 1998, and 1997, we received a total of approximately $153,000, $153,083, and $158,412, respectively, for this risk charge.

(c) Pruco Life deducts an administrative charge of $6 plus up to $0.19 per $1,000 of face amount of insurance. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 10, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued inforce pursuant to an option on lapse. During 1999, 1998, and 1997, we received a total of approximately $8,281,000, $8,434,299, and $8,726,448, respectively, in monthly administrative charges.

(d) Pruco Life deducts a mortality charge that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enable us to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts inforce pursuant to an option on lapse. See LAPSE AND REINSTATEMENT, page 15.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and deduct additional charges monthly.

(f) Pruco Life may deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. We will review the question of a charge to the Account for company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

SURRENDER OR WITHDRAWAL CHARGES

(a) Pruco Life charges an additional contingent deferred sales load (the CDSL) if a Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when it may become payable. The maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse or are surrendered during the first five Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the 10th anniversary.

     The contingent deferred sales load is also further limited at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

     The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (a) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 7.)

     The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission ("SEC"). Pruco Life will charge a maximum aggregate sales load (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) that will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.

     The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. The primary annual premium is $304.20.

   -----------------------------------------------------------------------------------------------------------
                                                                                                CUMULATIVE
                                             CUMULATIVE                                         TOTAL SALES
                                             SALES LOAD                                           LOAD AS
                         CUMULATIVE           DEDUCTED          CONTINGENT                      PERCENTAGE OF
    SURRENDER,           SCHEDULED             FROM              DEFERRED        TOTAL            SCHEDULED
    LAST DAY OF          PREMIUMS             CONTRACT             SALES         SALES             PREMIUMS
    YEAR NO.               PAID                FUND                LOAD*         LOAD               PAID**
   -----------------------------------------------------------------------------------------------------------
         1                $  390.90           $ 18.24            $ 87.22         $105.46            26.98%
         2                   781.80             36.48             104.16          140.64            17.99%
         3                 1,172.70             54.72             121.10          175.82            14.99%
         4                 1,563.60             72.96             138.04          211.00            13.49%
         5                 1,954.50             91.20             146.55          237.75            12.16%
         6                 2,345.40            109.44             121.80          231.24             9.86%
         7                 2,736.30            127.68              91.40          219.08             8.01%
         8                 3,127.20            145.92              60.80          206.72             6.61%
         9                 3,518.10            164.16              30.40          194.56             5.53%
        10                 3,909.00            182.40               0.00          182.40             4.67%
--------------------------------------------------------------------------------------------------------------

* The maximum CDSL is $152.20 for years one through five; $121.80 for year six; $91.40 for year seven; $60.80 for year eight; $30.40 for year nine; and zero for year 10.

** The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) Pruco Life deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. During 1999, 1998, and 1997, we received a total of approximately $402,000, $222,698, and $295,205, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

TRANSACTION CHARGES

Pruco Life will make an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn in connection with each withdrawal of excess cash surrender value of a Contract.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1999, Pruco Life no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 76. The minimum initial guaranteed death benefit was $5,000; the maximum you could apply for was $25,000. Proposed insureds, 21 years of age or less, could apply for a minimum initial guaranteed death benefit of $10,000. Before issuing any Contract, Pruco Life required evidence of insurability, which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life charges a higher premium if an extra mortality risk is involved.

SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life may have reduced the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;
     (2) the total amount of premium payments expected to be received from these Contracts;
     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
     (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract Date is ordinarily the later of the application date and the medical examination date. In most cases no medical examination is necessary. If the first premium was not paid with the application, the Contract Date is ordinarily the date the first premium was paid and the Contract was delivered. It may have been advantageous for a Contract owner to have an earlier Contract Date if it resulted in Pruco Life using a lower issue age in determining the Scheduled Premium amount. Pruco Life permits a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Pruco Life requires the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.

PREMIUMS

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 7. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.

       -----------------------------------------------------------------------------------------------
                                         $10,000 FACE AMOUNT                 $20,000 FACE AMOUNT
                                  --------------------------------------------------------------------
                                    PREFERRED          STANDARD         PREFERRED          STANDARD
       -----------------------------------------------------------------------------------------------
           Male, age 35              $233.70           $274.01           $390.90           $ 471.52
             at issue
       -----------------------------------------------------------------------------------------------
          Female, age 45             $278.04           $308.53           $479.59           $ 540.57
             at issue
       -----------------------------------------------------------------------------------------------
           Male, age 55              $450.96           $562.17           $825.43           $1047.86
             at issue
       -----------------------------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.

       ----------------------------------------------------------------------------------------------
                                         $10,000 FACE AMOUNT                 $20,000 FACE AMOUNT
                                  -------------------------------------------------------------------
                                    PREFERRED          STANDARD         PREFERRED          STANDARD
       -----------------------------------------------------------------------------------------------
           Male, age 35               $22.43           $233.70            $36.59           $390.90
             at issue
       ----------------------------------------------------------------------------------------------
          Female, age 45              $26.46           $278.04            $44.65           $479.59
             at issue
       ----------------------------------------------------------------------------------------------
           Male, age 55               $41.96           $450.96            $75.66           $825.43
             at issue
       ----------------------------------------------------------------------------------------------

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 15. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 12. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

ALLOCATION OF PREMIUMS


Pruco Life deducts a $2 processing charge and the charge for taxes attributable to premiums from premium payments. Each payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you have designated. A valuation period is the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 15), you may, up to four times in each Contract year, transfer amounts from one variable investment option to the other variable investment option or to the fixed-rate option. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a variable investment option may be transferred. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and change your allocation instructions regarding any future premiums.

Transfers between variable investment options will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one variable investment option to the other, or may be in terms of a percentage reallocation between variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, if you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to the variable investment options are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of:
(a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effective on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effective as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As explained earlier, after the 10th Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 6. This amount is placed in the variable investment option[s] you choose and/or the fixed-rate option. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in the value of the assets in the variable investment options, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus (immediately following page
14) illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

The death benefit will vary with investment experience. The death benefit will be equal to the face amount of insurance plus the amount, if any, by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation. The

"Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

     (1)  you paid only Scheduled Premiums;
     (2)  you paid the Scheduled Premiums when due;
     (3) your selected investment options earned a net return at a uniform rate of 4% per year;
     (4)  we deducted full mortality charges based upon the 1980 CSO Table;
     (5) we deducted the maximum sales load and expense charges; and there was no Contract debt.

The death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. In general, and assuming the optional paid-up benefit is not in effect (see PAID-UP INSURANCE OPTION on page 16), if, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, the death benefit will not fall below the initial face amount stated in the Contract. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 15. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the Values increase with each year the Contract remains inforce.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 18. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS,
AND ACCUMULATED PREMIUMS

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

 .    Contract of a given face amount bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

 .    the Scheduled Premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

 .    the Contract Fund has been invested in equal amounts in each of the two available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Contract with a $5,000 face amount has been purchased and the second table (page T2) assumes a Contract with a $20,000 face amount has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable at the end of each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable at the end of each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the two portfolios of 0.60%, and the daily deduction from the Contract Fund of 0.90% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.50%, 2.50%, 6.50%, and 10.50%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.60% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges, including monthly charges, both from the Series Fund and under the Contract.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                 ILLUSTRATIONS
                                 -------------

           THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          MALE PREFERRED ISSUE AGE 35
                        $5,000 GUARANTEED DEATH BENEFIT
                          $173.70 ANNUAL PREMIUM (1)
                       USING CURRENT CONTRACTUAL CHARGES


                                              Death Benefit (2)                             Cash Surrender Value (2)
                             ---------------------------------------------------  -------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of                      Annual Investment Return of
 End of        Accumulated   ---------------------------------------------------  -------------------------------------------------
 Policy      at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross    8% Gross    12% Gross
  Year          Per Year     (-1.50% Net)  (2.50% Net)  (6.50% Net) (10.50% Net)  (-1.50% Net)  (2.50% Net) (6.50% Net) (10.50% Net)
 ------      --------------  ------------  -----------  ----------- ------------  ------------  ----------- ----------- ------------
      1         $   181         $5,003         $5,007     $ 5,011     $ 5,016        $  0         $    0     $     2      $     6
      2         $   369         $5,002         $5,013     $ 5,025     $ 5,036        $ 48         $   59     $    70      $    82
      3         $   564         $5,000         $5,019     $ 5,040     $ 5,063        $101         $  121     $   142      $   165
      4         $   767         $5,000         $5,024     $ 5,058     $ 5,096        $153         $  185     $   219      $   257
      5         $   978         $5,000         $5,028     $ 5,079     $ 5,136        $204         $  249     $   300      $   357
      6         $ 1,198         $5,000         $5,033     $ 5,105     $ 5,187        $268         $  329     $   400      $   483
      7         $ 1,427         $5,000         $5,038     $ 5,134     $ 5,248        $331         $  411     $   506      $   620
      8         $ 1,665         $5,000         $5,043     $ 5,167     $ 5,319        $392         $  493     $   618      $   770
      9         $ 1,912         $5,000         $5,047     $ 5,205     $ 5,404        $452         $  578     $   736      $   935
     10         $ 2,169         $5,000         $5,050     $ 5,247     $ 5,502        $511         $  663     $   860      $ 1,115
     15         $ 3,617         $5,000         $5,057     $ 5,542     $ 6,269        $720         $1,046     $ 1,531      $ 2,257
     20         $ 5,379         $5,000         $5,046     $ 6,024     $ 9,106        $881         $1,456     $ 2,433      $ 4,117
     25         $ 7,523         $5,000         $5,013     $ 6,972     $13,529        $969         $1,879     $ 3,638      $ 7,058
 30 (Age 65)    $10,132         $5,000         $5,000     $ 8,731     $19,569        $938         $2,299     $ 5,192      $11,638
     35         $13,305         $5,000         $5,000     $10,696     $27,909        $697         $2,689     $ 7,141      $18,633
     40         $17,166         $5,000         $5,000     $12,938     $39,541        $ 48         $3,007     $ 9,534      $29,138
     45         $21,864         $5,000         $5,000     $15,560     $55,982        $  0         $3,167     $12,408      $44,644

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      T1

           THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          MALE PREFERRED ISSUE AGE 35
                       $20,000 GUARANTEED DEATH BENEFIT
                          $390.90 ANNUAL PREMIUM (1)
                       USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                Cash Surrender Value (2)
                              -------------------------------------------------  -------------------------------------------------
                  Premiums           Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
    End of      Accumulated               Annual Investment Return of                        Annual Investment Return of
                              -------------------------------------------------  -------------------------------------------------
    Policy    at 4% Interest    0% Gross    4% Gross    8% Gross    12% Gross      0% Gross    4% Gross     8% Gross   12% Gross
     Year        Per Year     (-1.50% Net) (2.50% Net) (6.50% Net) (10.50% Net)  (-1.50% Net) (2.50% Net) (6.50% Net) (10.50% Net)
    ------    --------------  ------------ ----------- ----------- ------------  ------------ ----------- ----------- ------------
      1           $   407        $20,012     $20,024     $20,036     $ 20,048       $   38      $    50     $    62     $     74
      2           $   829        $20,013     $20,046     $20,080     $ 20,115       $  243      $   276     $   310     $    345
      3           $ 1,269        $20,002     $20,065     $20,133     $ 20,204       $  442      $   505     $   573     $    644
      4           $ 1,726        $20,000     $20,082     $20,194     $ 20,317       $  636      $   739     $   852     $    974
      5           $ 2,202        $20,000     $20,095     $20,266     $ 20,456       $  833      $   985     $ 1,156     $  1,347
      6           $ 2,697        $20,000     $20,112     $20,356     $ 20,636       $1,083      $ 1,296     $ 1,539     $  1,819
      7           $ 3,211        $20,000     $20,127     $20,460     $ 20,852       $1,335      $ 1,617     $ 1,949     $  2,341
      8           $ 3,746        $20,000     $20,140     $20,578     $ 21,109       $1,581      $ 1,943     $ 2,381     $  2,912
      9           $ 4,302        $20,000     $20,151     $20,713     $ 21,414       $1,823      $ 2,274     $ 2,837     $  3,537
     10           $ 4,881        $20,000     $20,159     $20,865     $ 21,770       $2,059      $ 2,611     $ 3,317     $  4,222
     15           $ 8,140        $20,000     $20,161     $21,943     $ 24,581       $2,898      $ 4,115     $ 5,898     $  8,536
     20           $12,106        $20,000     $20,085     $23,726     $ 34,455       $3,545      $ 5,723     $ 9,364     $ 15,577
     25           $16,931        $20,000     $20,000     $26,816     $ 51,232       $3,894      $ 7,379     $13,990     $ 26,728
 30 (Age 65)      $22,801        $20,000     $20,000     $33,613     $ 74,143       $3,767      $ 9,012     $19,989     $ 44,092
     35           $29,942        $20,000     $20,000     $41,212     $105,773       $2,790      $10,484     $27,514     $ 70,618
     40           $38,631        $20,000     $20,000     $49,880     $149,893       $  167      $11,581     $36,757     $110,458
     45           $49,203        $20,000     $20,000     $60,014     $212,247       $    0      $11,848     $47,860     $169,261

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly -or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2) Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T2

           THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          MALE PREFERRED ISSUE AGE 35
                        $5,000 GUARANTEED DEATH BENEFIT
                          $173.70 ANNUAL PREMIUM (1)
                       USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- -------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                Premiums                  Annual Investment Return of                         Annual Investment Return of
   End of     Accumulated   ---------------------------------------------------- -------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross      4% Gross   8% Gross    12% Gross
    Year      Per Year      (-1.50% Net)  (2.50% Net)  (6.50% Net)  (10.50% Net) (-1.50% Net)  (2.50% Net) (6.50% Net) (10.50% Net)
   ------    -------------- ------------  -----------  -----------  ------------ ------------  ----------- ----------- ------------
      1          $   181        $5,000       $5,000      $ 5,004       $ 5,009       $  0         $    0     $    0      $     0
      2          $   369        $5,000       $5,000      $ 5,010       $ 5,022       $ 35         $   45     $   56      $    67
      3          $   564        $5,000       $5,000      $ 5,018       $ 5,039       $ 82         $  100     $  120      $   142
      4          $   767        $5,000       $5,000      $ 5,028       $ 5,063       $128         $  157     $  189      $   224
      5          $   978        $5,000       $5,000      $ 5,040       $ 5,093       $172         $  214     $  261      $   314
      6          $ 1,198        $5,000       $5,000      $ 5,054       $ 5,129       $228         $  284     $  350      $   425
      7          $ 1,427        $5,000       $5,000      $ 5,070       $ 5,174       $283         $  356     $  443      $   546
      8          $ 1,665        $5,000       $5,000      $ 5,089       $ 5,227       $336         $  428     $  540      $   678
      9          $ 1,912        $5,000       $5,000      $ 5,112       $ 5,291       $388         $  500     $  643      $   822
     10          $ 2,169        $5,000       $5,000      $ 5,137       $ 5,365       $438         $  574     $  750      $   978
     15          $ 3,617        $5,000       $5,000      $ 5,319       $ 5,952       $602         $  886     $1,308      $ 1,940
     20          $ 5,379        $5,000       $5,000      $ 5,625       $ 7,692       $713         $1,203     $2,034      $ 3,477
     25          $ 7,523        $5,000       $5,000      $ 6,105       $11,223       $740         $1,501     $2,970      $ 5,855
 30 (Age 65)     $10,132        $5,000       $5,000      $ 7,008       $15,903       $633         $1,740     $4,167      $ 9,457
     35          $13,305        $5,000       $5,000      $ 8,432       $22,169       $282         $1,847     $5,629      $14,801
     40          $17,166        $5,000       $5,000      $ 9,987       $30,626       $  0         $1,661     $7,359      $22,568
     45          $21,864        $5,000       $5,000      $11,714       $42,130       $  0         $  749     $9,341      $33,597

  (1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

  (2) Assumes no Contract loan has been made.


   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T3

           THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          MALE PREFERRED ISSUE AGE 35
                       $20,000 GUARANTEED DEATH BENEFIT
                          $390.90 ANNUAL PREMIUM (1)
                       USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (2)                              Cash Surrender Value (2)
                               ------------------------------------------------- -------------------------------------------------
                   Premiums          Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
End of           Accumulated           Annual Investment Return of                         Annual Investment Return of
                               ------------------------------------------------- -------------------------------------------------
Policy          at 4% Interest   0% Gross     4% Gross   8% Gross    12% Gross     0% Gross     4% Gross   8% Gross    12% Gross
Year               Per Year    (-1.50% Net) (2.50% Net) (6.50% Net) (10.50% Net) (-1.50% Net) (2.50% Net) (6.50% Net) (10.50% Net)
------          -------------- ------------ ----------- ----------- ------------ ------------ ----------- ----------- ------------

      1             $   407       $20,000     $20,000     $20,009     $ 20,020      $   12       $   24     $    35     $     46
      2             $   829       $20,000     $20,000     $20,024     $ 20,057      $  191       $  221     $   253     $    286
      3             $ 1,269       $20,000     $20,000     $20,045     $ 20,111      $  364       $  423     $   485     $    551
      4             $ 1,726       $20,000     $20,000     $20,073     $ 20,186      $  533       $  627     $   731     $    843
      5             $ 2,202       $20,000     $20,000     $20,109     $ 20,283      $  705       $  844     $ 1,000     $  1,174
      6             $ 2,697       $20,000     $20,000     $20,154     $ 20,407      $  924       $1,116     $ 1,337     $  1,591
      7             $ 3,211       $20,000     $20,000     $20,207     $ 20,560      $1,144       $1,398     $ 1,696     $  2,049
      8             $ 3,746       $20,000     $20,000     $20,270     $ 20,745      $1,359       $1,682     $ 2,073     $  2,548
      9             $ 4,302       $20,000     $20,000     $20,344     $ 20,967      $1,568       $1,969     $ 2,468     $  3,091
     10             $ 4,881       $20,000     $20,000     $20,430     $ 21,229      $1,770       $2,258     $ 2,882     $  3,681
     15             $ 8,140       $20,000     $20,000     $21,065     $ 23,339      $2,431       $3,484     $ 5,020     $  7,293
     20             $12,106       $20,000     $20,000     $22,159     $ 28,907      $2,877       $4,719     $ 7,797     $ 13,069
     25             $16,931       $20,000     $20,000     $23,906     $ 42,230      $2,989       $5,864     $11,368     $ 22,032
 30 (Age 65)        $22,801       $20,000     $20,000     $26,798     $ 59,888      $2,559       $6,758     $15,937     $ 35,614
     35             $29,942       $20,000     $20,000     $32,287     $ 83,529      $1,145       $7,080     $21,556     $ 55,768
     40             $38,631       $20,000     $20,000     $38,281     $115,433      $    0       $6,147     $28,210     $ 85,064
     45             $49,203       $20,000     $20,000     $44,938     $158,832      $    0       $2,078     $35,837     $126,663

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

CONTRACT LOANS

You may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to the variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract inforce for a limited time. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 18, and LAPSE AND REINSTATEMENT, below.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the variable investment options or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

SURRENDER OF A CONTRACT

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office.
Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

LAPSE AND REINSTATEMENT

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

FIXED EXTENDED TERM INSURANCE. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

FIXED REDUCED PAID-UP INSURANCE. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

VARIABLE REDUCED PAID-UP INSURANCE. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the variable investment options and/or the fixed-rate option. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

WHAT HAPPENS IF NO REQUEST IS MADE? Except in the two situations that follow, if no request is made, the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

PAID-UP INSURANCE OPTION

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been inforce for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor.

Upon request, Pruco Life will tell you the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, Pruco Life will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the face amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund.
In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 18. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

REDUCED PAID-UP INSURANCE OPTION

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life may request that the owner send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 18.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. Pruco Life may delay payment of proceeds from the variable investment options and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFIT(SM) to your Contract at issue. The benefit may vary by state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When you provide satisfactory evidence, Pruco Life will provide an accelerated payment of the portion of the death benefit you select as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When you provide satisfactory evidence, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit you select as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract.
This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in both portfolios and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     . You will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract.

     . The Contract's death benefit will be income tax free to your beneficiary.

Although we believe the Contract should qualify as "life insurance" for federal tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes - which will be applied uniformly to all

Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will continue to qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

       . If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

       . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

       . Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

       . Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     MODIFIED ENDOWMENT CONTRACTS.

       . The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract even though the Contract owner pays only Scheduled Premiums or even less than the Scheduled Premiums. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

       . If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

       . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

       . All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSEQUENCES. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.

Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

RIDERS

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, Pruco Life may have offered the Contract with unisex mortality rates to employers and employee organizations.

OTHER STANDARD CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such death benefit will be based on what the most recent deductions from the Contract Fund would have provided at the correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life monthly. Any Pruco Life representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may have been paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative generally receives a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission is lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described under item (d) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 7 and DAILY DEDUCTION FROM THE CONTRACT FUND, page 7.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Nancy D. Davis, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.

LITIGATION AND REGULATORY PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                     DIRECTORS AND OFFICERS OF PRUCO LIFE

                            DIRECTORS OF PRUCO LIFE

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select.

WILLIAM M. BETHKE, DIRECTOR - Chief Investment Officer, Prudential since 1997; prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, DIRECTOR - Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., DIRECTOR - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and DIRECTOR of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

KIYOFUMI SAKAGUCHI, DIRECTOR - President and CEO, Prudential International Insurance Group since 1995.

                        OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER - Vice President and Treasurer, Prudential since 1995.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY - Chief Counsel, Variable Products, Prudential Law Department since 1995.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT - President and CEO, Pruco Life Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing DIRECTOR, Prudential Life Insurance Co., Ltd.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY - Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER - Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: DIRECTOR, Salomon Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                            FINANCIAL STATEMENTS OF
               PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                        SUBACCOUNTS
                                                            ---------------------------------
                                                              FLEXIBLE          CONSERVATIVE
                                                               MANAGED            BALANCED
                                                              PORTFOLIO           PORTFOLIO
                                                            -------------       -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] .........       $ 131,734,430       $ 115,806,804
  Receivable from (Payable to)
    Pruco Life Insurance Company [Note 2] ...........              16,898              (7,042)
                                                            -------------       -------------
  Net Assets ........................................       $ 131,751,328       $ 115,799,762
                                                            =============       =============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ................       $ 131,751,328       $ 115,799,762
                                                            =============       =============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6

                                      A1

                            FINANCIAL STATEMENTS OF
               PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997


                                                                                  SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
                                                             FLEXIBLE                                  CONSERVATIVE
                                                              MANAGED                                    BALANCED
                                                             PORTFOLIO                                   PORTFOLIO
                                                ----------------------------------------   ----------------------------------------
                                                   1999          1998           1997          1999          1998           1997
                                                -----------  ------------   ------------   -----------  ------------   ------------
INVESTMENT INCOME
  Dividend income ...........................   $     5,746  $  3,885,455   $  3,045,029   $ 4,686,219   $ 4,692,358    $ 4,605,400
                                                -----------  ------------   ------------   -----------  ------------   ------------
EXPENSES
  Charges to contract owners for
    assuming mortality risk and
    expense risk [Note 5A] ..................     1,146,450     1,056,568        890,696     1,029,569       987,564        886,214
                                                -----------  ------------   ------------   -----------  ------------   ------------
NET INVESTMENT INCOME (LOSS) ................    (1,140,704)    2,828,887      2,154,333     3,656,650     3,704,794      3,719,186
                                                -----------  ------------   ------------   -----------  ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ......     1,457,859    12,475,065     16,205,801       652,825     6,729,009     11,137,278
  Realized gain (loss) on shares redeemed ...       (66,480)       27,544        130,940        36,328        64,871        212,244
  Net change in unrealized gain (loss)
    on investments ..........................     8,242,235    (5,044,498)    (3,235,860)    2,098,174       658,618     (3,623,420)
                                                -----------  ------------   ------------   -----------  ------------   ------------
NET GAIN ON INVESTMENTS .....................     9,633,614     7,458,111     13,100,881     2,787,327     7,452,498      7,726,102
                                                -----------  ------------   ------------   -----------  ------------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................   $ 8,492,910  $ 10,286,998   $ 15,255,214   $ 6,443,977  $ 11,157,292   $ 11,445,288
                                                ===========  ============   ============   ===========  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6

                                      A2

                            FINANCIAL STATEMENTS OF
               PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997


                                                                                  SUBACCOUNTS
                                            -------------------------------------------------------------------------------------
                                                    FLEXIBLE MANAGED PORTFOLIO               CONSERVATIVE BALANCED PORTFOLIO
                                            -----------------------------------------   -----------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                            ------------  ------------   ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) ..........   $ (1,140,704) $  2,828,887   $  2,154,333   $  3,656,650  $  3,704,794   $  3,719,186
  Capital gains distributions received ..      1,457,859    12,475,065     16,205,801        652,825     6,729,009     11,137,278
  Realized gain (loss) on shares
    redeemed ............................        (66,480)       27,544        130,940         36,328        64,871        212,244
  Net change in unrealized gain (loss)
    on investments ......................      8,242,235    (5,044,498)    (3,235,860)     2,098,174       658,618     (3,623,420)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .............      8,492,910    10,286,998     15,255,214      6,443,977    11,157,292     11,445,288
                                            ------------  ------------   ------------   ------------  ------------   ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...........     18,841,195    25,870,745     26,737,492     10,739,958    17,110,194     19,001,987
  Policy Loans ..........................     (1,336,799)   (1,252,962)      (912,970)      (912,018)     (799,965)      (704,562)
  Policy Loan Repayments and Interest ...        652,283       542,622        390,085        509,275       440,486        350,979
  Surrenders, Withdrawals and Death
    Benefits ............................     (6,709,712)   (6,436,168)    (6,402,537)    (6,151,943)   (5,513,621)    (6,555,299)
  Net Transfers From (To) Other
   Subaccounts or Fixed Rate Option .....        236,659       489,890        567,479       (166,752)     (443,976)      (476,329)
  Administrative and Other Charges ......    (13,060,243)  (13,737,022)   (13,773,623)    (9,849,649)  (10,626,237)   (11,188,850)
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .............................     (1,376,617)    5,477,105      6,605,926     (5,831,129)      166,881        427,926
                                            ------------  ------------   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 7] ..............................              0         2,274       (328,229)             0         4,262       (322,721)
                                            ------------  ------------   ------------   ------------  ------------   ------------
TOTAL INCREASE IN NET ASSETS ............      7,116,293    15,766,377     21,532,911        612,848    11,328,435     11,550,493

NET ASSETS
  Beginning of year .....................    124,635,035   108,868,658     87,335,747    115,186,914   103,858,479     92,307,986
                                            ------------  ------------   ------------   ------------  ------------   ------------
  End of year ...........................   $131,751,328  $124,635,035   $108,868,658   $115,799,762  $115,186,914   $103,858,479
                                            ============  ============   ============   ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6

                                      A3

                       NOTES TO FINANCIAL STATEMENTS OF
               PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT
                               DECEMBER 31, 1999

NOTE 1: GENERAL

        Pruco Life PRUvider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are two subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at
        -----------
        the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security
        ---------------------
        transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received
        ----------------------
        are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

        Receivable from (Payable to) Pruco Life Insurance Company--At times,
        ---------------------------------------------------------
        Pruco Life may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Pruco Life. The receivable and or payable does not have an effect on the contract owner's account or the related unit value.

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the PruVider Variable Appreciable Life subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                                      PORTFOLIOS
                                              ----------------------------
                                                FLEXIBLE      CONSERVATIVE
                                                 MANAGED        BALANCED
                                              ------------    ------------
          Number of shares (rounded):            7,467,938       7,539,505
          Net asset value per share:          $      17.64    $      15.36
          Cost:                               $128,974,943    $114,130,944

NOTE 4: CONTRACT OWNER UNIT INFORMATION

        Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                      SUBACCOUNTS
                                             ----------------------------
                                               FLEXIBLE      CONSERVATIVE
                                                MANAGED         BALANCED
                                               PORTFOLIO       PORTFOLIO
                                             ------------    ------------
          Contract Owner Units Outstanding
            (rounded) .....................    37,646,679      39,809,054
          Unit Value ......................  $    3.49968    $    2.90888
                                             ------------    ------------
          TOTAL CONTRACT OWNER EQUITY .....  $131,751,328    $115,799,762
                                             ============    ============

                                      A4

NOTE 5: CHARGES AND EXPENSES

        A.   Mortality Risk and Expense Risk Charges

             The mortality risk and expense risk charges at an effective annual rate of 0.90% are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

        B.   Deferred Sales Charge

             Subsequent to a contract owner redemption, a deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C.   Partial Withdrawal Charge

             A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

        D.   Cost of Insurance and Other Related Charges

             Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk .

NOTE 6: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

        The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998 Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A5

NOTE 8: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:


                                                                   SUBACCOUNTS
                              -----------------------------------------------------------------------------------------
                                              FLEXIBLE                                      CONSERVATIVE
                                               MANAGED                                        BALANCED
                                             PORTFOLIO                                       PORTFOLIO
                              -----------------------------------------      ------------------------------------------
                                 1999          1998            1997            1999            1998            1997
                              ----------     ----------      ----------      ----------      ----------      ----------
     Contract Owner
     Contributions:            5,954,495      8,645,893       9,998,784       4,094,968       6,780,289       8,324,436
     Contract Owner
       Redemptions:           (6,348,982)    (6,905,049)     (7,621,395)     (6,162,167)     (6,713,503)     (8,122,804)


NOTE 9: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:

                                                 PORTFOLIOS
                                      --------------------------------
                                       FLEXIBLE           CONSERVATIVE
                                        MANAGED            BALANCED
                                      -----------         ------------
         Purchases ............       $ 3,392,271         $ 1,238,740
         Sales ................       $(5,932,235)        $(8,092,397)

                                      A6

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life PRUvider Variable Appreciable Account and the Board of Directors of Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Flexible Managed Portfolio and Conservative Balanced Portfolio) of the Pruco Life PRUvider Variable Appreciable Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 17, 2000


                                      A7

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999               1998
                                                                            -----------------  -----------------
ASSETS

Fixed maturities
     Available for sale, at fair value (amortized cost, 1999: $3,084,057;       $2,998,362         $2,763,926
        1998: $2,738,654)
     Held to maturity, at amortized cost (fair value, 1999: $377,822; 1998:        388,990            410,558
        $421,845)
Equity securities - available for sale, at fair value (cost, 1999: $3,238;           4,532              2,847
     1998: $2,951)
Mortgage loans on real estate                                                       10,509             17,354
Policy loans                                                                       792,352            766,917
Short-term investments                                                             207,219            240,727
Other long-term investments                                                         77,769             42,050
                                                                            -----------------  -----------------
               Total investments                                                 4,479,733          4,244,379
Cash                                                                                76,396             89,679
Deferred policy acquisition costs                                                1,062,785            861,713
Accrued investment income                                                           68,917             61,114
Receivables from affiliate                                                          23,329                  -
Other assets                                                                        48,228             65,145
Separate Account assets                                                         16,032,449         11,490,751
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $21,791,837        $16,812,781
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities

Policyholders' account balances                                                 $3,116,261         $2,702,011
Future policy benefits and other policyholder liabilities                          635,978            528,779
Cash collateral for loaned securities                                               87,336             73,336
Securities sold under agreement to repurchase                                       21,151             49,708
Income taxes payable                                                               145,600            193,358
Payables to affiliate                                                                    -             66,568
Other liabilities                                                                   83,243             55,038
Separate Account liabilities                                                    16,032,449         11,490,751
                                                                            -----------------  -----------------
Total liabilities                                                               20,122,018         15,159,549
                                                                            -----------------  -----------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding                                           2,500              2,500
Paid-in-capital                                                                    439,582            439,582
Retained earnings                                                                1,258,428          1,202,833

Accumulated other comprehensive (loss) income
    Net unrealized investment (losses) gains                                       (28,364)             9,902
    Foreign currency translation adjustments                                        (2,327)            (1,585)
                                                                            -----------------  -----------------
Accumulated other comprehensive (loss) income                                      (30,691)             8,317
                                                                            -----------------  -----------------
Total stockholder's equity                                                       1,669,819          1,653,232
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND

     STOCKHOLDER'S EQUITY                                                     $ 21,791,837        $16,812,781
                                                                            =================  =================


                 See Notes to Consolidated Financial Statements




                                       B1

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 1999, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                               1999                1998               1997
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                       $ 98,976            $ 82,139           $ 69,614
Policy charges and fee income                                   414,425             350,569            332,132
Net investment income                                           276,821             261,430            259,634
Realized investment (losses) gains, net                         (32,545)             44,841             10,974
Asset management fees                                            60,392              40,200             33,310
Other income                                                      1,397               1,067                491
                                                            --------------     ---------------    ---------------

Total revenues                                                  819,466             780,246            706,155
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         205,042             193,739            199,537
Interest credited to policyholders' account balances            136,852             118,992            110,815
General, administrative and other expenses                      392,041             231,320            227,561
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     733,935             544,051            537,913
                                                            --------------     ---------------    ---------------

Income from operations before income taxes                       85,531             236,195            168,242
                                                            --------------     ---------------    ---------------

Income tax provision                                             29,936              84,233             61,868
                                                            --------------     ---------------    ---------------

NET INCOME                                                       55,595             151,962            106,374
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income, net of tax:

     Unrealized gains (losses) on securities, net of
       reclassification adjustment                              (38,266)             (7,227)              3,025

     Foreign currency translation adjustments                      (742)              2,980              (2,863)
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income                               (39,008)             (4,247)               162
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                     $ 16,587            $147,715           $106,536
                                                            ==============     ===============    ===============


                 See Notes to Consolidated Financial Statements




                                       B2

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------



                                                                                  Accumulated
                                                                                     other             Total
                                    Common         Paid-in-       Retained       comprehensive     stockholder's
                                      stock         capital       earnings       income (loss)        equity
                                    ------------- ------------ ---------------- ---------------- -------------------
                                    ------------- ------------ ---------------- ---------------- -------------------
Balance, January 1, 1997               $ 2,500     $ 439,582        $944,497            $12,402        $1,398,981

    Net income                               -             -         106,374                  -           106,374

    Change in foreign currency               -             -               -             (2,863)           (2,863)
        translation adjustments,
        net of taxes

    Change in net unrealized
        investment gains, net of             -             -               -              3,025             3,025
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1997               2,500       439,582       1,050,871             12,564         1,505,517

   Net income                                -             -         151,962                  -           151,962
    Change in foreign currency
         translation adjustments,            -             -               -              2,980             2,980
         net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -             (7,227)           (7,227)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1998               2,500       439,582       1,202,833              8,317         1,653,232

    Net income                               -             -          55,595                  -            55,595

    Change in foreign currency
        translation adjustments,             -             -               -               (742)             (742)
        net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -            (38,266)          (38,266)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance,  December 31, 1999            $ 2,500     $ 439,582     $ 1,258,428         $ (30,691)        $1,669,819
                                    ============= ============================= ================ ===================



                 See Notes to Consolidated Financial Statements




                                       B3

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                   1999               1998                 1997
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                     $    55,595          $   151,962          $   106,374
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                 (83,961)             (29,827)             (40,783)
     Interest credited to policyholders' account balances          136,852              118,992              110,815
     Realized investment (gains) losses, net                        32,545              (44,841)             (10,974)
     Amortization and other non-cash items                          75,037               19,655              (26,405)
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                             107,199               61,095               34,907
         Accrued investment income                                  (7,803)               5,886               (4,890)
         Payable to affiliate                                      (89,897)              (3,807)              20,547
         Policy loans                                              (25,435)             (62,962)             (64,173)
         Deferred policy acquisition costs                        (201,072)            (206,471)             (22,083)
         Income taxes payable                                      (47,758)             (16,828)              68,417
         Other, net                                                 45,122              (43,675)              34,577
                                                             -----------------  -------------------   ---------------
Cash Flows (Used In) From Operating Activities                      (3,576)             (50,821)             206,329
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                3,076,848            5,429,396            2,828,665
               Held to maturity                                     45,841               74,767              138,626
         Equity securities                                           5,209                4,101                6,939
         Mortgage loans on real estate                               6,845                5,433               24,925
         Other long-term investments                                   385               33,428              (10,618)
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                               (3,452,289)          (5,617,208)          (3,141,785)
               Held to maturity                                    (24,170)            (145,919)             (70,532)
         Equity securities                                          (5,110)              (2,274)              (4,594)
         Other long-term investments                               (39,094)                (409)                 (51)
     Cash collateral for loaned securities, net                     14,000              (70,085)             143,421
     Securities sold under agreement to repurchase, net            (28,557)              49,708                   --
     Short-term investments, net                                    33,580               75,771             (147,030)
                                                             -----------------  -------------------   ---------------
Cash Flows Used In Investing Activities                           (366,512)            (163,291)            (232,034)
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                               3,448,370            3,098,764            2,099,600
          Withdrawals                                           (3,091,565)          (2,866,331)          (2,076,303)
                                                             -----------------  -------------------   ---------------
Cash Flows From (Used in) Financing Activities                     356,805              232,433               23,297
                                                             -----------------  -------------------   ---------------
     Net increase (decrease) in Cash                               (13,283)              18,321               (2,408)
     Cash, beginning of year                                        89,679               71,358               73,766
                                                             -----------------  -------------------   ---------------
CASH, END OF PERIOD                                            $    76,396          $    89,679          $    71,358
                                                             =================  ===================   ===============

SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid (received)                              $    55,144          $    99,810          $    (7,904)
                                                             =================  ===================   ===============


                 See Notes to Consolidated Financial Statements


                                       B4

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey ("PLNJ") and The Prudential Life Insurance Company of Arizona ("PLICA"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997, 1998 or 1999 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing and review and approval by two-thirds of the qualified policyholders who vote on the plan, review and approved by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."


                                       B5

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts are included on this line.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash includes cash on hand, amounts due from banks, and money market instruments.

Deferred Policy Acquisition Costs
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.



                                       B6

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.



                                       B7

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income". Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.


                                       B8

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.


                                       B9

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:



                                                                              1999
                                                 --------------------------------------------------------------
                                                                        Gross         Gross
                                                  Amortized           Unrealized     Unrealized       Estimated
                                                     Cost                Gains         Losses        Fair Value
                                                  ----------          ----------      ----------     ----------
                                                                         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies    $  113,172          $        2      $    2,052     $  111,122

Foreign government bonds                              92,725               1,718           1,455         92,988

Corporate securities                               2,876,602               8,013          92,075      2,792,540

Mortgage-backed securities                             1,558                 157               3          1,712

                                                  ----------          ----------      ----------     ----------
Total fixed maturities available for sale         $3,084,057          $    9,890      $   95,585     $2,998,362
                                                  ==========          ==========      ==========     ==========

Fixed maturities held to maturity

Corporate securities                              $  388,990          $    1,832      $   13,000     $  377,822
                                                  ----------          ----------      ----------     ----------
Total fixed maturities held to maturity           $  388,990          $    1,832      $   13,000     $  377,822
                                                  ==========          ==========      ==========     ==========

Equity securities available for sale              $    3,238          $    1,373      $       79     $    4,532
                                                  ==========          ==========      ==========     ==========


                                                                                     1998
                                                      ----------------------------------------------------------------
                                                                        Gross            Gross
                                                      Amortized      Unrealized       Unrealized            Estimated
                                                         Cost           Gains            Losses            Fair Value
                                                      ----------      ----------       ----------          ----------
                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
    U.S government corporation and agencies           $  110,294      $      864       $      319          $  110,839

Foreign government bonds                                  87,112           2,003              696              88,419

Corporate securities                                   2,540,498          30,160            6,896           2,563,762

Mortgage-backed securities                                   750             156               --                 906

                                                      ----------      ----------       ----------          ----------
Total fixed maturities available for sale             $2,738,654      $   33,183       $    7,911          $2,763,926
                                                      ==========      ==========       ==========          ==========

Fixed maturities held to maturity

Corporate securities                                  $  410,558      $   11,287       $       --          $  421,845

                                                      ----------      ----------       ----------          ----------
Total fixed maturities held to maturity               $  410,558      $   11,287       $       --          $  421,845
                                                      ==========      ==========       ==========          ==========

Equity securities available for sale                  $    2,951      $      168       $      272          $    2,847
                                                      ==========      ==========       ==========          ==========



                                      B10

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS (continued)
The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999 are shown below:


                                            Available for Sale                     Held to Maturity
                                    ------------------------------------  ------------------------------------
                                       Amortized       Estimated Fair         Amortized       Estimated Fair
                                          Cost              Value               Cost               Value
                                    ----------------- ------------------   ---------------- -------------------
                                              (In Thousands)                         (In Thousands)

Due in one year or less                $  178,298          $  175,638          $  18,369          $  18,296

Due after one year through five         1,144,552           1,118,150            178,893            178,624
years

Due after five years through ten        1,326,637           1,283,515            175,549            165,341
years

Due after ten years                       433,012             419,347             16,179             15,561

Mortgage-backed securities                  1,558               1,712                  -                  -
                                    ---------------- -------------------  ----------------- ------------------
Total                                  $3,084,057          $2,998,362          $ 388,990          $ 377,822
                                    ================ ===================  ================= ==================


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $2,950.4 million, $5,327.3 million, and $2,796.3 million, respectively. Gross gains of $13.1 million, $46.3 million, and $18.6 million and gross losses of $31.1 million, $14.1 million, and $7.9 million were realized on those sales during 1999, 1998, and 1997, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

Proceeds from the maturity of fixed maturities available for sale during 1999, 1998, and 1997 were $126.5 million, $102.1 million, and $32.4 million, respectively

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1999 and 1998.



                                                       1999                             1998
                                             ----------------------------     ---------------------------
                                                                   (In Thousands)

                 Retail stores                    $ 6,518        62.0%            $ 7,356        42.4%

                 Apartment complexes                    -            -              5,988        34.5%

                 Industrial buildings               3,991        38.0%              4,010        23.1%

                                             ----------------------------     ---------------------------
                       Net carrying value         $10,509       100.0%            $17,354       100.0%
                                             ============================     ===========================

The largest concentration of mortgage loans are in the states of Washington (51%), New Jersey (38%), and North Dakota (11%).

Special Deposits and Restricted Assets
Fixed maturities of $8.2 million and $8.6 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.3 million and $2.5 million at December 31, 1999 and 1998, respectively.




                                      B11

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3.  INVESTMENTS (continued)

Other Long-Term Investments

The Company's "Other long-term investments" of $77.8 million and $42.0 million as of December 31, 1999 and 1998, respectively, are comprised of joint ventures, limited partnerships, and the Company's investment in the Separate Accounts. Joint ventures, limited partnerships and other totaled $32.8 million and $1.0 million at December 31, 1999 and 1998, respectively. The Company's share of net income from the joint ventures was $0.3 million, $0.1 million and $2.2 million for the years ended December 31, 1999, 1998 and 1997, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $45.0 million and $41.0 million at December 31, 1999 and 1998, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                        $188,236            $179,184          $ 161,140
  Fixed maturities - held to maturity                            29,245              26,128             26,936
  Equity securities                                                   -                  14                 76
  Mortgage loans on real estate                                   2,825               1,818              2,585
  Policy loans                                                   42,422              40,928             37,398
  Short-term investments                                         19,208              23,110             22,011
  Other                                                           4,432               6,886             14,920
                                                          ----------------   -----------------  -----------------
  Gross investment income                                       286,368             278,068            265,066
       Less:  investment expenses                                (9,547)            (16,638)            (5,432)
                                                          ----------------   -----------------  -----------------
  Net investment income                                        $276,821            $261,430          $ 259,634
                                                          ================   =================  =================


Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                       $ (29,192)            $29,330             $9,039
  Fixed maturities - held to maturity                               102                 487                821
  Equity securities                                                 392               3,489                  8
  Mortgage loans on real estate                                       -                   -                797
  Derivative instruments                                         (1,557)             12,414                  -
  Other                                                          (2,290)               (879)               309
                                                          ----------------   -----------------  -----------------
  Realized investment (losses) gains, net                     $ (32,545)            $44,841            $10,974
                                                          ================   =================  =================






                                      B12

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid including in "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:



                                                                                                                     Accumulated
                                                                                                                        other
                                                                                                                     comprehensive
                                                                                                                     income (loss)
                                                                        Deferred                        Deferred     related to net
                                                      Unrealized        policy        Policyholders'   income tax     unrealized
                                                     gains(losses)    acquisition       Account        (liability)    investment
                                                     investments        costs           Balances        benefit      gains(losses)
                                                      ---------        ---------        ---------       ---------      ---------
                                                                                   (In Thousands)
Balance,  January 1, 1997                             $  26,930        $  (7,893)       $   2,451        $  (7,384)       $  14,104

Net investment gains (losses) on
investments arising during the period                    21,338               --               --           (7,445)          13,893

Reclassifications adjustment for
gains included in net income                            (10,277)              --               --            3,585           (6,692)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --           (8,412)              --            2,944           (5,468)

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --            1,292               --            1,292
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1997                              37,991          (16,305)           3,743           (8,300)          17,129

Net investment gains (losses) on
investments arising during the period                    22,801               --               --           (7,588)          15,213

Reclassifications adjustment for
gains included in net income                            (35,623)              --               --           11,855          (23,768)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --            3,190               --           (1,048)           2,142

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --           (1,063)             249             (814)
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1998                              25,169          (13,115)           2,680           (4,832)           9,902

Net investment gains (losses) on
investments arising during the period                  (138,268)              --               --           47,785          (90,483)

Reclassifications adjustment for
gains included in net income                             28,698               --               --           (9,970)          18,728

Impact of net unrealized investment
gains on deferred policy acquisition                         --           53,407               --          (16,283)          37,124
costs

Impact of net unrealized investment
gains on policyholders' account                              --               --           (5,712)           2,077           (3,635)
balances
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1999                           $ (84,401)       $  40,292        $  (3,032)       $  18,777        $ (28,364)
                                                      =========        =========        =========        =========        =========




                                      B13

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, 1999, are as follows:



                                                                                           1999
                                                                                     -----------------
                                                                                      (In Thousands)

Balance, beginning of year                                                                $ 861,713
Capitalization on commissions, sales and issue expenses                                     242,373
Amortization                                                                               (96,451)
Change in unrealized investment gains                                                        53,407
Foreign currency translation                                                                  1,743
                                                                                     -----------------
Balance, end of year                                                                     $1,062,785
                                                                                     =================


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Life insurance                                     $ 587,162                $ 500,429
         Annuities                                             48,816                   28,350
                                                   -------------------      -------------------
                                                            $ 635,978                $ 528,779
                                                   ===================      ===================


Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:



           Product                       Mortality               Interest Rate          Estimation Method
-------------------------------   -------------------------   --------------------   -------------------------
Life insurance - Domestic         Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the non-forfeiture interest
                                  surrender values                                   rate

Life insurance - International    Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the expected investment
                                  surrender values                                   return

Individual immediate annuities    1983 Individual Annuity        3.5% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience




                                      B14

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-sensitive life contracts                 $1,383,795               $1,392,649
         Individual annuities                               1,147,722                1,077,996
         Guaranteed investment contracts                      584,744                  231,366
                                                   -------------------      -------------------
                                                           $3,116,261               $2,702,011
                                                   ===================      ===================


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:



            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------
Interest sensitive life                         4.0% to 6.5 %             Various up to 10 years

Individual annuities                            3.0% to 5.6%              0% to 8% for up to 8 years

Guaranteed investment contracts                5.02% to 7.32%             Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.




                                      B15

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6.  REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations for the year ended December 31 are below.



                                                          1999               1998               1997
                                                    ----------------   ----------------   ----------------
                                                                       (In Thousands)

        Reinsurance premiums assumed                        1,778              1,395              1,369
        Reinsurance premiums ceded - affiliated            (6,882)            (6,532)              (686)
        Reinsurance premiums ceded - unaffiliated          (1,744)            (2,819)            (3,038)
                                                    ================   ================   ================

        Policyholders' benefits ceded                      $4,228             $4,044             $3,912
                                                    ================   ================   ================


Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:



                                                              1999                 1998
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Life insurance - affiliated                            $ 6,653             $ 4,155
         Life insurance - unaffiliated                            2,625               2,326
         Other reinsurance - affiliated                          15,600              21,650
                                                       -------------------   -----------------
                                                                $24,878             $28,131
                                                       ===================   =================


7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 1999 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.




                                      B16

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                            (In Thousands)
     Current tax expense (benefit):
        U.S.                                                $ (14,093)             $67,272            $71,989
        State and local                                            378               2,496              1,337
        Foreign                                                     15                   -                  -
                                                         ----------------   -----------------  -----------------
        Total                                                 (13,700)              69,768             73,326
                                                         ----------------   -----------------  -----------------


     Deferred tax expense (benefit):
        U.S.                                                    42,320              14,059           (11,458)
        State and local                                          1,316                 406                  -
                                                         ----------------   -----------------  -----------------
        Total                                                   43,636              14,465           (11,458)
                                                         ----------------   -----------------  -----------------

      Total income tax expense                                 $29,936             $84,233            $61,868
                                                         ================   =================  =================


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                           (In Thousands)

     Expected federal income tax expense                       $29,936             $82,668            $58,885
     State and local income taxes                                1,101               1,886                869
     Dividends received deduction                              (1,010)               (199)                  -
     Other                                                        (91)               (122)              2,114
                                                         ----------------   -----------------  -----------------
     Total income tax expense                                  $29,936             $84,233            $61,868
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:



                                                              1999                     1998
                                                         ------------------      -------------------
                                                                     (In Thousands)
              Deferred tax assets
                   Insurance reserves                           $ 93,949                 $ 93,564
                   Net unrealized (gains) losses on
                       securities                                 31,132                   (9,061)
                   Other                                           2,502                        -
                                                         ------------------      -------------------
                   Deferred tax assets                           127,583                   84,503
                                                         ------------------      -------------------

              Deferred tax liabilities
                   Deferred acquisition costs                    299,683                  224,179
                   Net investment gains                              110                    3,180
                   Other                                               -                    5,978
                                                         ------------------      -------------------
                   Deferred tax liabilities                      299,793                  233,337
                                                         ------------------      -------------------

              Net deferred tax liability                        $172,210                 $148,834
                                                         ==================      ===================



                                      B17

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

9.  EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.



                                                              1999               1998               1997
                                                          ----------------   ----------------   ----------------
                                                                            (In Thousands)
Statutory net (loss) income                                  $ (82,291)         $ (33,097)           $ 12,778

Adjustments to reconcile to net income on a GAAP basis:

     Statutory income of subsidiaries                            20,221             18,953             18,553
     Amortization and capitalization of deferred
        acquisition costs                                       145,921            202,375             38,003
     Deferred premium                                               639              2,625              1,144
     Insurance revenue and expenses                              45,915            (24,942)            26,517
     Income taxes                                               (43,644)           (21,805)            11,956
     Valuation of investments                                   (24,908)            20,077                506
     Asset management fees                                      (13,503)                 -                  -
     Other, net                                                   7,245            (12,224)            (3,083)
                                                          ----------------   ----------------   ----------------
GAAP net income                                                $ 55,595           $151,962           $106,374
                                                          ================   ================   ================


                                                               1999               1998
                                                          -----------------  -----------------
                                                                    (In Thousands)
  Statutory surplus                                             $889,186           $931,164

  Adjustments to reconcile to equity on a GAAP basis:

       Valuation of investments                                  (38,258)           117,254
       Deferred acquisition costs                              1,062,785            861,713
       Deferred premium                                          (16,539)           (15,625)
       Insurance liabilities                                     (54,927)          (133,811)
       Income taxes                                             (150,957)          (123,343)
       Asset management fees                                     (13,503)                 -
       Other, net                                                 (7,968)            15,880
                                                          -----------------  -----------------
  GAAP stockholder's equity                                   $1,669,819         $1,653,232
                                                          =================  =================





                                      B18

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Investment contracts

For guaranteed investment contracts, estimated fair values are derived by using discounted projected cash flows based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. Estimated fair values for individual deferred annuities are derived using the policyholder's account balance.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                      1999                                   1998
                                           ----------------------------------     --------------------------------
                                             Carrying          Estimated            Carrying        Estimated
                                              Value           Fair Value             Value         Fair Value

                                           ----------------  ----------------     --------------- ----------------
                                                                      (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale    $2,998,362        $2,998,362          $2,763,926       $2,763,926
     Fixed maturities:  Held to maturity         388,990           377,822             410,558          421,845
     Equity securities                             4,532             4,532               2,847            2,847
     Mortgage loans on real estate                10,509            11,550              17,354           19,465
     Policy loans                                792,352           761,232             766,917          806,099
     Short-term investments                      207,219           207,219             240,727          240,727
     Cash                                         76,396            76,396              89,679           89,679
     Separate Account assets                  16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                      38                38                   -                -

Financial Liabilities:
     Investment contracts                     $1,282,964        $1,277,317           $ 835,034        $ 839,105
     Cash collateral for loaned securities        87,336            87,336              73,336           73,336
     Securities sold under repurchase
        agreements                                21,151            21,151              49,708           49,708
     Separate Account liabilities             16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                   5,012             5,243               1,723            2,374


                                      B19

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates and to manage the duration of assets and the duration of liabilities supported by those assets. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $122.1 million and $40.8 million at December 31, 1999 and 1998, respectively. The fair value of futures contracts was $(2.0) million at December 31, 1999 and immaterial at December 31, 1998.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1999 and 1998.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated Other Comprehensive Income". If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

The notional value and fair value of the currency swaps $31.0 million and $(3.2) million and $40.5 million and $(2.3) million, respectively, at December 31, 1999 and 1998.



                                      B20

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 1999, 80% of notional consisted of interest rate derivatives, and 20% of notional consisted of foreign currency derivatives.

12.  CONTINGENCIES

Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1999, the Company would not be permitted a non-extraordinary dividend distribution in 2000.

14.  RELATED PARTY TRANSACTIONS

Service Agreements
Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $317.4 million, $269.9 million and $139.5 million for the years ended December 31, 1999, 1998, and 1997, respectively.

In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as deferred policy acquisition costs ("DAC").

The Company receives asset management fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). These amounts are shown as asset management fees on the statement of operations. The Company also collects these fees on behalf of Prudential. The amounts due to Prudential related to PSF fees were $0.1 million and $22.6 million at December 31, 1999 and December 31, 1998, respectively.


                                      B21

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14.  RELATED PARTY TRANSACTIONS (continued)

The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $25.9 million, which is shown in general, administrative and other expenses.

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $725.3 million and $362.3 million at December 31, 1999, and 1998, respectively. The fees received in 1999 related to the COLI policies were $4.0 million.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.


                                      B22

                        Report of Independent Accountants

   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000


                                      B23

       PRUVIDER(SM)
       VARIABLE APPRECIABLE LIFE(R)
       INSURANCE

       PRUvider(SM) Variable Appreciable
       Life(R) was issued by Pruco Life
       Insurance Company, 213 Washington
       Street, Newark, NJ 07102-2992 and
       offered through Pruco Securities
       Corporation, 751 Broad Street, Newark,
       NJ 07102-3777, both subsidiaries of
       The Prudential Insurance Company of
       America, 751 Broad Street, Newark, NJ
       07102-3777. PRUvider is a service
       markof Prudential. Appreciable Life is
       a registered mark of Prudential.

[LOGO] PRUDENTIAL

       Pruco Life Insurance Company
       213 Washington Street, Newark, NJ 07102-2992
       Telephone 800 778-2255

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 61 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1. PricewaterhouseCoopers LLP, independent accountants.
  2. Clifford E. Kirsch, Esq.
  3. Nancy Davis, FSA, MAAA


The following exhibits:
-----------------------

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A.  (1)     Resolution of Board of Directors of Pruco Life Insurance
                 Company establishing the Pruco Life PRUvider Variable
                 Appreciable Account. (Note 6)
         (2)     Not Applicable.
         (3)     Distributing Contracts:
                 (a)  Distribution Agreement between Pruco Securities
                      Corporation and Pruco Life Insurance Company. (Note 6)
                 (b)  Proposed form of Agreement between Pruco Securities
                      Corporation and independent brokers with respect to the Sale of the Contracts. (Note 6)
                 (c)  Schedules of Sales Commissions. (Note 6)
         (4)     Not Applicable.
         (5)     PRUvider Variable Appreciable Life Insurance Contract. (Note 6)
         (6)     (a)  Articles of Incorporation of Pruco Life Insurance Company,
                      as amended October 19, 1993. (Note 2)
                 (b)  By-laws of Pruco Life Insurance Company, as amended May 6,
                      1997. (Note 7)
         (7)     Not Applicable.
         (8)     Not Applicable.
         (9)     Not Applicable.
         (10)    (a)  Application Form.  (Note 2)
                 (b)  Supplement to the Application for PRUvider Variable
                      Appreciable Life Insurance Contract. (Note 6)
         (11)    Form of Notice of Withdrawal Right.  (Note 6)
         (12)    Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 9)
         (13)    Available Contract Riders.
                 (a)  Rider for Insured's Payment of Premium Benefit. (Note 6)
                 (b)  Rider for Applicant's Payment of Premium Benefit. (Note 6)
                 (c)  Rider for Insured's Accidental Death and Dismemberment
                      Benefit. (Note 6)
                 (d)  Rider for Option to Purchase Additional Insurance on Life
                      of Insured. (Note 6)
                 (e)  Rider for Level Term Insurance Benefit on Dependent
                      Children. (Note 6)
                 (f)  Rider for Level Term Insurance Benefit on Dependent
                      Children-from Term Conversions. (Note 6)

                 (g) Rider for Level Term Insurance Benefit on Dependent Children--from Term Conversions or Attained Age Change. (Note 6)
                 (h)  Living Needs Benefit Rider
                      (i)    for use in Florida.  (Note 2)
                      (ii) for use in all approved jurisdictions except Florida. (Note 2)
                 (i) Rider for Term Insurance Benefit on Life of Insured-- Decreasing Amount. (Note 6)
                 (j) Rider for Term Insurance Benefit on Life of Insured Spouse--Decreasing Amount. (Note 6)
                 (k) Endorsement altering the Assignment provision ORD 89224--94-P. (Note 6)

2.   See Exhibit 1.A.(5).

3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

4.   None.

5.   Not Applicable.

6. Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

7.   Indemnification Agreement. (Note 6)

8.   Powers of Attorney.

     (a) William M. Bethke, Ira J. Kleinman, Esther H. Milnes, I. Edward Price (Note 5)
     (b) Kiyofumi Sakaguchi  (Note 6)
     (c) James J. Avery, Jr.  (Note 8)
     (d) Dennis G. Sullivan  (Note 3)

     (e) David R. Odenath, Jr.  (Note 10)


(Note  1)  Filed herewith.
(Note  2)  Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note  3)  Incorporated by reference to Post-Effective Amendment No. 6 to Form
           S-1, Registration No. 33-86780, filed April 16, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note  4)  Incorporated by reference to Post-Effective Amendment No. 7 to this
           Registration Statement, filed April 25, 1996.
(Note  5)  Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note  6)  Incorporated by reference to Post-Effective Amendment No. 8 to this
           Registration Statement, filed April 28, 1997.
(Note  7)  Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997, on behalf of the Pruco Life Insurance Company. (Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to Form
           S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note  9)  Incorporated by reference to Post-Effective Amendment No. 11 to this
           Registration Statement, filed April 27, 1999.

(Note 10)  Incorporated by reference to Post-Effective Amendment No. 7 for Form
           S-1, Registration No. 33-86780, filed April 12, 2000 on behalf of the Pruco Life Variable Contract Real Property Account.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life PRUvider Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2000.

(Seal)          PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                                 (Registrant)

                       By: PRUCO LIFE INSURANCE COMPANY
                                  (Depositor)

Attest: /s/ Thomas C. Castano                  By: /s/ Esther H. Milnes
        -------------------------------            -----------------------------
        Thomas C. Castano                          Esther H. Milnes
        Assistant Secretary                        President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2000.

          SIGNATURE AND TITLE
          -------------------

/s/ *
----------------------------------------------
Esther Milnes
President and Director

/s/ *
----------------------------------------------
Dennis G. Sullivan
Vice President and Chief Accounting Officer

/s/ *                                              *By: /s/ Thomas C. Castano
----------------------------------------------          ------------------------
James J. Avery, Jr.                                     Thomas C. Castano
Director                                                (Attorney-in-Fact)

/s/ *
----------------------------------------------
William M. Bethke
Director

/s/ *
----------------------------------------------
Ira J. Kleinman
Director

/s/ *
----------------------------------------------
David R. Odenath, Jr.
Director

/s/ *
----------------------------------------------
I. Edward Price
Director

/s/ *
----------------------------------------------
Kiyofumi Sakaguchi
Director

                                 EXHIBIT INDEX

     Consent of PricewaterhouseCoopers LLP, independent accountants    Page II-5

3.   Opinion and Consent of Clifford E. Kirsch, Esq. as to the         Page II-7
     legality of the securities being registered.

6.   Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to           Page II-8
     actuarial matters pertaining to the securities being registered.

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 13 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of the Pruco Life PRUvider Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.


PricewaterhouseCoopers LLP

New York, New York
April 24, 2000